SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DS Healthcare Group, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

____________________

TO BE HELD ON FEBRUARY 11, 2016

We will hold the 2015 annual meeting of shareholders of DS Healthcare Group, Inc. at 1601 Green Road, Pompano Beach, Florida 33064 on Thursday, February 11, 2016 at 2:00 p.m. local time. At the annual meeting you will be asked to vote on the following matters:

•	the election of four directors,
•	the ratification of the appointment of Marcum LLP as our independent registered public accounting firm, and
•	any other business as may properly come before the meeting.

The board of directors has fixed the close of business on January 7, 2016 as the record date for determining the shareholders that are entitled to notice of and to vote at the 2015 annual meeting and any adjournments thereof.

All shareholders are invited to attend the annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares by proxy over the Internet by following the instructions provided on the proxy card or you can also vote by mail.

By Order of the Board of Directors

/s/ Daniel Khesin
Daniel Khesin
Chairman of the Board of Directors

Pompano Beach, Florida

January 8, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on February 11, 2016:  This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2014, are available free of charge on our website www.dshealthgroup.com under the “Contact Us” tab.

DS HEALTHCARE GROUP, INC.

PROXY STATEMENT

2015 ANNUAL MEETING OF SHAREHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the Risk Factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on April 15, 2015 (the “2014 10-K”).

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF SHAREHOLDERS

General Information

The accompanying proxy is solicited by the board of directors of DS Healthcare Group, Inc. for use at our 2015 annual meeting of shareholders to be held on February 11, 2016, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2015 Annual Meeting of Shareholders. The date of this proxy statement is January 8, 2016 the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares, which comprise our voting securities, in connection with the solicitation of proxies by the board of directors for the 2015 annual meeting of shareholders. This proxy procedure is necessary to permit all shareholders, many of whom live throughout the United States and are unable to attend the 2015 annual meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic Access.  To access our proxy statement and 2014 10-K electronically, please visit our corporate website at www.dshealthgroup.com and click on the “Contact Us” tab. The information which appears on our website is not part of this proxy statement.

Voting Securities.  Only our shareholders of record as of the close of business on January 7, 2016, the record date for the 2015 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 22,556,765 shares of our common stock, which such shares represent our voting securities. Holders of shares of our common stock are entitled to one vote per share on all matters to be voted on by our shareholders. Holders of shares of our common stock shall vote together on all shareholders matters, except as otherwise required under Florida law. In accordance with our by-laws, the presence of at least a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold 2015 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted by internet or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2015 annual meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The routine matter to be voted upon at our 2015 annual meeting is the ratification of the appointment of our independent registered public accounting firm. The remaining proposals which will be voted on at our 2015 annual meeting are not considered routine matters.

Voting of Proxies.  All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A shareholder wanting to vote in person at the 2015 annual meeting and holding shares in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2015 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Board of Directors Recommendations.  The board of directors recommends a vote FOR proposals 1 and 2.

Attendance at the Meeting.  You are invited to attend the annual meeting only if you were a DS Healthcare shareholder or joint holder as of the close of business on January 7, 2016, the record date, or if you hold a valid proxy for the 2015 annual meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 2:00 p.m. local time. Check-in will begin at 1:00 p.m. local time.

Communication with our Board of Directors.  You may contact any of our directors by writing to them c/o DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida  33064. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about DS Healthcare. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by DS Healthcare that is addressed to the independent members of the Board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Renee Barch-Niles, Chief Executive Officer

DS Healthcare Group, Inc.

1601 Green Road

Pompano Beach, Florida  33064

Telephone: (888) 404-7770

email: proxy@dshealthgroup.com

PROPOSAL 1

ELECTION OF DIRECTORS

The Board, upon recommendation by the Nominating and Corporate Governance Committee, has nominated Mr. Daniel Khesin, Mr. Michael Pope, Ms. Dianne Rosenfeld and Mr. Karl Sweis for election as directors, each to hold office until the 2016 annual meeting of shareholders or until his successor has been duly elected and qualified.

The following is biographical information on the current members of our board of directors:

Name	Age	Positions	Director Since
Daniel Khesin (1)	34	Chairman of the Board	2007
Michael Pope	34	Director	2015
Dianne Rosenfeld	51	Director	2015
Karl Sweis	55	Director	2015

———————

(1)

Mr. Khesin served as our Chief Executive Officer, Chief Financial Officer and President since the Company’s inception. However, effective October 26, 2015, a new Chief Executive Officer was appointed, Renee Barch-Niles.  Mr. Khesin continues to serve as our Chief Financial Officer, President and Chairman of the Board.

Daniel Khesin has served as the Chairman of the Board of Directors and our President and Chief Financial Officer since our inception. Mr. Khesin also served as our Chief Executive Officer from inception until October 26, 2015.  Prior to our inception, Mr. Khesin was Chief Executive Officer of DK Design Group, Inc., a professional audio company, where he managed investments, engaged in the incubation of new technology and developed a distribution network from January 2004 to 2005. Previously, Mr. Khesin was Vice President of Operations of Free Razor, LLC, a continuity program for personal care products from 2003 to 2004. Mr. Khesin attended Hunter College.  Mr. Khesin brings to the Board a unique understanding of our strategies and operations through over 10 years of service to our Company as co-founder and 12 years of experience in the personal care product business, including specific experience in technology and distribution. Given Mr. Khesin’s experience and background, the Board and the Company have determined that it is appropriate for Mr. Khesin to serve as a director and the Company’s Chairman of the Board.

Michael Pope, Mr. Pope, age 34, has served as managing director of Vert Capital Corp., a merchant bank located in California, since October 2011.  From August 2009 through December 2012, he served as managing partner of Pope Taylor PLLC, a public accounting and consulting firm.  From May 2008 through December 2011, he served as chief financial officer and chief operating officer of Fringe Media, LLC, a skincare and beauty care retailer.  Mr. Pope is a graduate of Brigham Young University with a bachelor and master’s degree in accounting.  Mr. Pope is also a certified public accountant.

Mr. Pope was appointed to the Board effective April 29, 2015 to fill the vacancy created by the resignation of Matthew Pfeffer effective as of the same date.  Mr. Pope was appointed to serve as the Chairman of the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee.  Mr. Pope satisfies SEC's requirement of an audit committee “financial expert” and NASDAQ’s “financial sophistication” requirement.  Mr. Pope brings to the Board depth and breadth of accounting and financial experience for public companies and companies within our industry.  Given Mr. Pope’s experience and background, the Board and the Company have determined that it is appropriate for Mr. Pope to serve as a director and the Chairman of the Audit Committee.

Dianne Rosenfeld, age 51, has over 25 years’ experience in the beauty industry. She worked her way up the chain of command at Heidi's Salon from District Manager to Chief Operation Officer to President and Partner. In her career at Heidi’s, Ms. Rosenfeld was instrumental in the Company’s explosive growth over the course of 14 years, culminating in a highly profitable sale in 1999. More recently, Ms. Rosenfeld worked as the Chief Operations Officer of Georgette Klinger, increasing the Company’s revenue by $8 million dollars over a period of nine months. Currently, Ms. Rosenfeld is a partner in a chain of seven salons in the South Florida market, with plans to open two more in the next 18 months. In addition to the foregoing, Ms. Rosenfeld is the Chief Branding Officer of Beauty Schools of America, which operates six schools throughout Miami and does $28 million in annual revenue combined.

Ms. Rosenfeld was appointed to the Board effective August 1, 2015 to fill the vacancy created by the retirement of Mark Wolfson effective as of the same date.  Ms. Rosenfeld was appointed to serve on the Audit Committee, Compensation Committee and Chairman of the Nominating and Corporate Governance Committee.  Ms. Rosenfeld brings to the Board significant and long-standing knowledge of the beauty industry and operations within such industry.  Given Ms. Rosenfeld’s experience and background, the Board and the Company have determined that it is appropriate for Ms. Rosenfeld to serve as a director and the Chairman of the Nominating and Corporate Governance Committee.

Karl Sweis, age 55, has over 20 years in beauty products distribution and sales.  Mr. Sweis is the President of Sweis, Inc., a full service, beauty distributor in Southern California, and has served in this role since January, 2000. Prior to his role with Sweis, Inc., Mr. Sweis worked in beauty supply sales for over 13 years.  Mr. Sweis’s extensive skill set in merchandising, retail, marketing strategy and sales in the beauty supply industry makes him a great advisor to the Company.

Mr. Sweis was appointed to the Board effective May 8, 2015 to fill the vacancy created by the resignation of Dr. Keith Markey effective May 5, 2015.  Mr. Sweis was appointed to serve as the Chairman of the Compensation Committee and serves on the Audit Committee and Nominating and Corporate Governance Committee.  Mr. Sweis brings to the Board over 20 years of experience in the personal care distribution sector.  Given Mr. Sweis’s experience and background, the Board and the Company have determined that it is appropriate for Mr. Sweis to serve as a director and the Chairman of the Compensation Committee.

Family Relationships

There are no family relationships between any of our directors.

Required Vote

Proxies cannot be voted for more than four director nominees. The four candidates receiving the highest number of affirmative votes at the 2015 annual meeting will be elected directors. Abstentions, broker non-votes and withheld votes will have no effect on the outcome of the vote.

In the event any nominee is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person as the board of directors may recommend. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP.

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015. Representatives of Marcum LLP will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Although shareholder ratification of the appointment of our independent auditor is not required by our by-laws or otherwise, we are submitting the selection of Marcum LLP to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Fees and Services

The following table shows the fees paid by us to Marcum LLP, our current independent registered public accounting firm, for the year ended December 31, 2014 and December 31, 2013.

Marcum LLP	2014	2013
Audit Fees (1)	$202,908	$205,000
Audit Related Fees (2)	$29,580	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

———————

(1)	Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.
(2)	Audit related fees – these fees reasonably related to the performance of the audit or review of our annual financial statements that are not reported above.

Policy on Pre-Approval of Fees

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our current independent registered public accounting firm, Marcum LLP as well as the fees charged for such services. In its review of non-audit service and its appointment of Marcum LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services is compatible with maintaining independence.

Required Vote

The ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of our voting securities that are present in person or by proxy and entitled to vote on the proposal at the 2015 annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION

 OF THE APPOINTMENT OF MARCUM LLP.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting.  If, however, other matters properly come before the 2015 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Florida law there are no dissenter's rights available to our shareholders in connection with any matter submitted to a vote of our shareholders at the 2015 annual meeting.

CORPORATE GOVERNANCE

Board of Directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The independent directors keep themselves informed through discussions with our Chief Executive Officer who also serves as the Chairman of the Board and Chief Financial Officer and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Directors are elected at our annual meeting and hold office until our next annual meeting or until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the shareholders.

Board Leadership Structure and Board’s Role in Risk Oversight

For the year ended December 31, 2014, our Chief Executive Officer at the time, Daniel Khesin, also served as our Chairman of the Board and one of our four directors. The remaining three directors were all considered independent within the definition of the Nasdaq Marketplace Rules, however none of our independent directors has been designated as the lead independent director. Our Board believes this structure provides independence and oversight and facilitates the communication between senior management and the full board of directors regarding risk oversight, which the Board believes strengthens its risk oversight activities.  During the year ended December 31, 2015, the make up of the Board changed.  Three new directors were brought on and a new Chief Executive Officer was appointed.  However, Mr. Khesin continues to serve as Chairman of the Board, President and Chief Financial Officer.  The new Chief Executive Officer, Renee Barch-Niles, does not serve as a member of the Board.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Chairman of the Audit Committee and other members of our board of directors meet regularly with management to discuss strategy and risks we face. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Director Independence

The board of directors has determined that a majority of our directors have no relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Nasdaq Marketplace Rules. In determining the independence of our directors, the Board has adopted independence standards specified by applicable laws and regulations of the SEC and the continued listing standards of the Nasdaq Stock Market. In making the determination of the independence of our directors, the board of directors considered all known transactions in which DS Healthcare and any director had any interest, including any discussed under “Certain Relationships and Related Transactions” below.

Under the Nasdaq Marketplace Rules, our independent directors are required to meet regularly at scheduled meetings at which only independent directors are present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Board of Directors Meetings and Attendance

During 2014, the board of directors held 10 meetings. No director attended, either in person or via telephone, fewer than 5% of the aggregate of all meetings of the board of directors and committees, if any, on which each director served. The board of directors also approved certain actions by unanimous written consent.

Annual Meeting Attendance

Our common stock is listed on the Nasdaq Capital Market. Rules of the Nasdaq Stock Market require that we hold an annual meeting of shareholders. We do not have a policy requiring Board members to attend the annual meeting of shareholders. All of our directors attended our previous annual meeting of shareholders.

Communications with Directors

Shareholders may communicate at any time with any of our directors, our independent directors as a group, or the entire Board by writing to them at DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida 33064 or by emailing a communication to proxy@dshealthgroup.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics to provide guiding principles to all of our employees. Our Code of Business Conduct and Ethics does not cover every issue that may arise, but it sets out basic principles to guide our employees and provides that all of our employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. Any employee who violates our Code of Business Conduct and Ethics will be subject to disciplinary action, up to an including termination of his or her employment. Generally, our Code of Business Conduct and Ethics provides guidelines regarding:

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compliance with laws, rules and regulations;

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conflicts of interest;

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insider trading;

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corporate opportunities;

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competition and fair dealing;

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discrimination and harassment;

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health and safety;

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record keeping;

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confidentiality;

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protection and proper use of company assets;

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payments to government personnel;

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waivers of the Code of Business Conduct and Ethics;

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reporting any illegal or unethical behavior; and

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compliance procedures.

We will make available a copy of our Code of Business Conduct and Ethics upon request. Requests for such document should be directed to Corporate Secretary, DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida 33064.

Legal Proceedings

None of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

We are a party to or otherwise involved in legal proceedings arising in the normal and ordinary course of business. As of the date of this information statement, except as otherwise disclosed below, we are not aware of any other proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on our business, results of operations, cash flows or financial position.

On June 13, 2011, we filed an action in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida for the rescission of an investor relations and consulting agreement entered into on or about October 15, 2010 whereby we paid a third party approximately $20,000 and 23,000 shares of restricted common stock in consideration of investor relations and consulting services. We have demanded return of the 23,000 shares of restricted stock and recovery of costs and other damages. The third party has filed a counter claim for breach of the agreement. We intend to continue vigorously defend this claim.

It is impossible for us to predict with any certainty the outcome of pending disputes, and unless otherwise stated below, we cannot predict whether any liability arising from pending claims and litigation will be material in relation to our consolidated financial position or results of operations.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities. Officers, directors and 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements were complied with during 2014, except as follows:

Mr. Mark Wolfson, who served as a director of our company during the year ended December 31, 2014 (and resigned as director effective as of August 1, 2015), purchased 2,389 shares of our common stock on the open market on September 20, 2014. Mr. Wolfson filed a Form 4 disclosing the transaction late.

Board Committees

The board of directors has standing Audit, Compensation and Nominating and Corporate Governance committees. Each committee has a written charter. These committees were organized in late 2012. The charters are available on our website at www.dshealthgroup.com under the “Contact Us” tab. All committee members are independent directors. Information concerning the membership and function of each committee as of December 31, 2014 is as follows:

Director	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member
Dr. Keith Markey[2]	✓	✓[1]	✓
Mark Wolfson[3]	✓		✓[1]
Matthew Pfeffer[4]	✓[1]	✓

———————

1

Denotes Chairperson.

2

Dr. Markey resigned as a director on the Board and Chairman of the Compensation Committee effective as of April 29, 2015. Mr. Sweis was appointed to the Board effective May 8, 2015 to fill the vacancy created by the resignation of Dr. Keith Markey.  Mr. Sweis was appointed to serve as the Chairman of the Compensation Committee.

3

Mr. Wolfson resigned as director on the Board and Chairman of the Nominating and Governance Committee effective as of August 1, 2015. Ms. Rosenfeld was appointed to the Board effective August 1, 2015 to fill the vacancy created by the retirement of Mr. Wolfson.

4

Mr. Pfeffer resigned as director on the Board and Chairman of the Audit Committee effective as of May 5, 2015. Michael Pope was appointed to the Board effective April 29, 2015 to fill the vacancy created by the resignation of Mr. Pfeffer.  Mr. Pope was appointed to serve as the Chairman of the Audit Committee.

Audit Committee.  The Audit Committee reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The Board has determined that Mr. Pfeffer, the chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. The report of the committee is included in this proxy statement. During 2014, the Audit Committee held 3 meetings.

Compensation Committee.  The Compensation Committee is responsible for establishing and reviewing our compensation and employee benefit policies.  The Compensation Committee reviews and recommends to the Board for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans. The Compensation Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under our equity incentive plans, determines the number of options or shares of restricted common stock to be awarded, and the time, manner of exercise and other terms of the awards.  During 2014, the Compensation Committee held 4 meetings.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee was formed to:

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assist the Board by identifying individuals qualified to become Board members, and to recommend for selection by the Board the director nominees to stand for election for the next annual meeting of our shareholders;

•	recommend to the Board director nominees for each committee of the Board;
•	oversee the evaluation of the Board and management, and
•	to develop and recommend to the Board a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics.

The Nasdaq Marketplace Rules require director nominees to be either selected, or recommended for the board of directors’ selection, either by a majority of our independent directors or our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the Board. The committee intends to identify director nominees through a combination of referrals, including by management, existing Board members and security holders, and direct solicitations, where warranted. During 2014, the Nominating and Corporate Governance Committee held 4 meetings.

Shareholder Nominations

Shareholders who would like to propose a candidate to serve on our Board may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary. All proposals for nomination received by the corporate secretary will be presented to the Nominating and Corporate Governance Committee for appropriate consideration. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the Board.

Among the factors that the committee will consider when evaluating proposed nominees are their knowledge and experience in business matters, finance, capital markets and mergers and acquisitions. The committee may request references and additional information from the candidate prior to reaching a conclusion. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the board of directors.

In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Committee, a shareholder should submit the following information in writing, addressed to the corporate secretary of DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida 33064:

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the name and address of the person recommended as a director candidate;

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all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

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the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

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as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our stock owned by such person; provided, however, that if the person is not a registered holder of our stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our stock; and

•

a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Director Qualification

The following is a discussion of the specific experience, qualifications, attributes or skills held by each director serving during the year ending December 31, 2014 that led the Nominating and Corporate Governance Committee to recommend to the Board, and for the Board to conclude that the individual should be serving as a director of DS Healthcare.

Daniel Khesin – The Nominating and Corporate Governance Committee viewed favorably his position at companies that included DS Healthcare, as President and Chief Executive Officer, DK Design Group, Inc. and Free Razor LLC and his experience in the personal care industry in making their recommendation.

Dr. Keith Markey(1) – The Nominating and Corporate Governance Committee viewed favorably accounting experiences that included Griffin Securities Inc. and Value Line Publishing Co., his experience in science research and investment banking as well as his academic achievements in making their recommendation.

Mark Wolfson(2) – The Nominating and Corporate Governance Committee viewed favorably his accounting experience and qualification as a certified public accountant (“CPA”), as well as his academic achievements in making their recommendation.

Matthew Pfeffer(3) – The Nominating and Corporate Governance Committee viewed favorably his position at companies that included Mannkind Corporation, VaGen, Inc., Cell Genesys, Inc. and Price Waterhouse, his accounting and management experience as well as his academic achievements in making their recommendation.

In addition to the each of the individual skills and background described above, the Nominating and Corporate Governance Committee and our Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

1

Dr. Markey resigned as a director on the Board and Chairman of the Compensation Committee effective as of April 29, 2015. Mr. Sweis was appointed to the Board effective May 8, 2015 to fill the vacancy created by the resignation of Dr. Keith Markey.  Mr. Sweis was appointed to serve as the Chairman of the Compensation Committee.  Mr. Sweis’s specific experience, qualifications, attributes or skills to serve as director are discussed above under Proposal 1.

2

Mr. Wolfson resigned as director on the Board and Chairman of the Nominating and Governance Committee effective as of August 1, 2015. Ms. Rosenfeld was appointed to the Board effective August 1, 2015 to fill the vacancy created by the retirement of Mr. Wolfson. Ms. Rosenfeld was appointed to serve as the Chairman of the Nominating and Governance Committee.  Ms. Rosenfeld’s specific experience, qualifications, attributes or skills to serve as director are discussed above under Proposal 1.

3

Mr. Pfeffer resigned as director on the Board and Chairman of the Audit Committee effective as of May 5, 2015. Michael Pope was appointed to the Board effective April 29, 2015 to fill the vacancy created by the resignation of Mr. Pfeffer.  Mr. Pope was appointed to serve as the Chairman of the Audit Committee.  Mr. Pope’s specific experience, qualifications, attributes or skills to serve as director are discussed above under Proposal 1.

Compensation of Directors

Pursuant to independent director agreements, we have agreed to pay our chairman of our audit committee for the year ended December 31, 2014 an annual fee of $15,000. In addition, we issued each independent director serving in such position for the year ended December 31, 2014 restricted stock grants on each director’s respective date of appointment to acquire up to 5,000 shares of our common stock per annum. The grants are issued outside our equity incentive plan and vest in four equal tranches over a 12-month period commencing on each directors date of appointment to the board of directors. The following table summarizes the compensation paid by us to our directors during fiscal 2014, excluding any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

Director Compensation Table (for directors serving for the year ended December 31, 2014)1

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Dr. Keith Markey	$—	$7,825	$7,825
Mark Wolfson	$—	$7,825	$7,825
Matthew Pfeffer	$15,000	$7,825	$7,825

———————

(1)

As set forth in other footnotes above, Messrs. Markey, Wolfson and Pfeffer resigned from serving as directors on our Board during the fiscal year ended December 31, 2015 and new directors were appointed to fill the vacancies created by their resignations.

Audit Committee Report

Report of the Audit Committee of the Board of Directors

The primary function of the Audit Committee is to assist the board of directors in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2014, in addition to its other work, the Audit Committee:

•	Reviewed and discussed with management and Marcum LLP, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2014 and the year then ended;
•

Discussed with Marcum LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communication with Audit Committees,” as amended, with respect to certain matters related to the conduct of an audit, including development of the audit strategy and the review of the findings of the independent registered public accounting firm during its audit of our financial statements; and

•

Received from Marcum LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with Marcum LLP, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2014 10-K for filing with the SEC.

Dated: April 15, 2015	Audit Committee of the Board of Directors of DS Healthcare Group, Inc.

/s/ Dr. Keith Markey
/s/ Matthew Pfeffer, Chairman

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the fiscal years ending December 31, 2014 and December 31, 2013 for: our principal executive officer or other individual serving in a similar capacity, our two most highly compensated executive officers other than our principal executive officer who were serving at December 31, 2014 as executive officers as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, and up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2014.  For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

2014 Summary Compensation Table

Name/Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Options ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compen- sation ($)	Total ($)
Daniel Khesin,	2014	$250,000(2)	—	—	—	—	—	81,651(3)	$331,651
Chief Executive Officer and Chief Financial Officer	2013	$169,922	—	—	—	—	—	—	$169,922
Michael Paul Strong,	2013(1)	$102,000	—	—	—	—	—	—	$102,000
Vice President

———————

(1)

Resigned effective September 13, 2013. Includes consulting fees received subsequent to his resignation through December 31, 2013.

(2)

$50,000 due in stock was paid in cash.

(3)

$81,651 payments made by the Company for goods and services on behalf of the CEO.  See “Certain Relationships and Related Transactions, and Director Independence” below.

Employment Agreements

Daniel Khesin, CEO

Effective December 16, 2013, the Company entered into an executive employment agreement with Daniel Khesin, its current chief executive officer, to serve as chief executive officer, for an initial term through December 31, 2018 (the “Initial Term”) and thereafter automatically renewed for successive one year terms (each, a “Renewal Term”), unless terminated upon six months prior written notice (a “Non Renewal Notice”). During the Initial Term his base salary shall be $250,000 and shall increase by 20% for any one quarterly period following a quarterly period in which the Company is profitable. Such increases do not accumulate or carry over to subsequent periods. The base salary, commencing year ending December 31, 2014 and subject to Nasdaq Rules, includes $50,000 payable in Company common stock valued at the closing price at the end of each calendar year during the term of the agreement. Furthermore, Mr. Khesin shall be entitled to receive an annual performance bonus, payable in stock and/or cash, based on achieving annual targets set by the board of directors. Under the agreement Mr. Khesin shall be entitled to receive reimbursement for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties. Mr. Khesin is entitled to paid vacation as determined by the board and initially four weeks per annum. He is also entitled to participate in any pension, insurance or other employment benefit plan as maintained by the Company for its executives, including programs of life and medical insurance. The Company has agreed to maintain disability insurance and directors’ and officers’ liability coverage during his employment term. In the event the Company fails to maintain a disability policy for Mr. Khesin and Mr. Khesin becomes disabled during the term of the agreement, then he shall continue to receive 25% of his base salary for a period of 10 years, or until the disability is removed.

If the Company terminates Mr. Khesin’s employment without cause the Company shall pay as severance pay to Mr. Khesin within 30 days following the termination date, a lump sum amount equal to 42 months of his annual base salary and all of his options, if any, shall automatically vest and become fully exercisable. Furthermore, upon delivery of a Non Renewal Notice, the Company shall also pay Mr. Khesin a lump sum amount equal to 42 months of his annual base salary. During the term of the agreement and for a 6 month period following the termination of the agreement, Mr. Khesin shall be subject to a non competition and non solicitation restrictions, unless his employment is terminated without cause by the Company or upon change of control of the Company or following a Non Renewal Notice.

On October 26, 2015, the Company appointed a new Chief Executive Officer.  Mr. Khesin continues to serve as the Company’s Chief Financial Officer, President and Chairman of the Board.  Mr. Khesin’s employment agreement remains in place as of the date of this proxy statement.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2014.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
Daniel Khesin	—	—	—	—	—	—	—	—	—

Our Equity Compensation Plan

In January 2009 the directors and a majority of our shareholders adopted our 2009 Equity Incentive Plan (the “Plan”). We have reserved an aggregate of 500,000 shares of common stock for issuance pursuant to options or restricted stock granted under the Plan. As of the record date, we have issued no options or restricted stock under the Plan. The purpose of the Plan is to advance the interests of our company and our shareholders by providing a means of attracting and retaining key employees, directors and consultants for DS Healthcare and its subsidiaries. The Plan is administered by our Compensation Committee.  Options granted under the Plan may either be options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified options that do not qualify as incentive options. The price per share issuable upon exercise of an option shall be determined by the Compensation Committee at the time of the grant and will:

•	in the case of an incentive option, not be less than the fair market value of the shares on the date of grant;
•

in the case of an incentive option granted to a holder of more than 10% of the total combined voting power of all classes of our be at least 110% of the fair market value of the shares on the date of grant; or

•	in the case of non-qualified options, shall be no less than 90% of the fair market value per share on the date of grant.

For the purposes of the Plan, the “fair market value” of the shares shall mean:

•

if shares are traded on an exchange or over-the-counter market, the mean between the high and low sales prices of shares on such exchange or over-the-counter market on which such shares are traded on that date, or if such exchange or over-the-counter market is closed or if no shares have traded on such date, on the last preceding date on which such shares have traded, or

•

if shares are not traded on an exchange or over-the-counter market, then the fair market value of the shares shall be the value determined in good faith by the Compensation Committee, in its sole discretion.

The per share purchase price of shares subject to options granted under the Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment will not change the total purchase price payable upon the exercise in full of options granted under the Plan. Officers, directors and key employees of and consultants to us and our subsidiaries will be eligible to receive non-qualified options under the Plan. Only our officers, directors and employees who are employed by us or by any of our subsidiaries thereof are eligible to receive incentive options.

The term of each option and the manner in which it may be exercised is determined by the Compensation Committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant.

U.S. Tax Treatment of Awards under the Plan

Incentive stock options. An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise for the longer of two years from the date of grant or one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-qualified stock options. A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee. The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term capital gain (or loss), depending upon the holding period of the shares.

Other awards. Recipients of restricted stock are generally subject to ordinary income tax at the time the restrictions lapse on the shares, unless the recipient elects to accelerate recognition as of the date of grant. Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, we will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

PRINCIPAL SHAREHOLDERS

At the record date, we had 22,556,765 shares of common stock issued and outstanding, which such shares represent our voting securities. Holders of shares of our common stock are entitled to one vote per share on all matters to be voted on by our shareholders. Holders of shares of common stock vote together on all shareholders matters submitted to a vote of our shareholders, except as otherwise required under Florida law. The following table sets forth information known to us as of the record date relating to the beneficial ownership of shares of our voting securities by:

•	each person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 1601 Green Road, Pompano Beach, Florida 33064. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of our voting securities shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him or certain persons whose ownership is attributed to him and that can be acquired by him within 60 days from that date, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Daniel Khesin	4,383,673	19.3%
Keith Markey(1)	11,250	*
Mark Wolfson (1)	0	*
Matthew Pfeffer (1)	10,000	*
All current officers and directors as a group (4 persons)	4,404,923	19.4%
Mukesh and Nihar Paripatyadar JTWRS(2)	1,200,000	5.2%

———————

*

Less than 1%

(1)

As set forth in other footnotes above, Messrs. Markey, Wolfson and Pfeffer resigned from serving as directors on our Board during the fiscal year ended December 31, 2015 and new directors were appointed to fill the vacancies created by their resignations.

(2)

Address is 18 Millfield Road, Whickham, Newcastle upon Tyne, United Kingdom.

(3)

Voting and dispositive control held by David Freelove. Address is One Grand Central Place, 60 E 42nd Street, Suite 450, New York, NY 10165.

Securities Authorized for Issuance under Equity Compensation Plans

The following chart reflects the number of awards granted under equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such plans as of December 31, 2014.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding the shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	500,000
Equity compensation plans not approved by security holders	—	—	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below certain transactions and series of similar transactions that have occurred since our inception to which we were a party or will be a party, including transactions in which:

•

the amounts involved exceeded or will exceed the lesser or $120,000 or 1% of the average of our Company’s total assets at year end for the last two fiscal years; and

•

a director, executive officer or holder of more than 5% of our common stock or any member of his or her immediate family had or will have a direct or indirect material interest.

Three of our directors for the year ended December 31, 2014, Messrs. Markey, Wolfson and Pfeffer, were “independent,” as defined under the NASDAQ Stock Market Listing Rules. It is our current policy that the disinterested members of our board of directors approve or ratify transactions involving directors, executive officers or principal stockholders or members of their immediate families or entities controlled by any of them in which they have a substantial ownership interest in which the amount involved may exceed the lesser of $120,000 or 1% of the average of our total assets at year end and that are otherwise reportable under SEC disclosure rules. Such transactions include employment of immediate family members of any director or executive officer.

Throughout the year ended 2014, Daniel Khesin, the Company's chief executive officer (Mr. Khesin no longer serves in the position of chief executive officer as of the date of this proxy statement)  and chief financial officer received his base compensation and the Company made payments on Mr. Khein’s behalf to third parties of approximately $82,000.  Furthermore, Mr. Khesin received cash payments of approximately $50,000 during 2014 that, pursuant to his executive employment agreement, were to be payable in shares of the Company's common stock at fiscal year end. While Mr. Khesin believed that these payments were received as satisfaction of certain bonus or perquisites earned by him on a monthly basis under his employment agreement, such payments, if any, required prior approval of our compensation committee, which approval was not received until subsequent to the year ended December 31, 2014. Section 402 of the Sarbanes Oxley Act of 2002 prohibits advances or loans to a director or executive officer of a public company. While our audit committee has concluded that the payments made to Mr. Khesin prior to board approval are not in violation of Section 402 of the Sarbanes Oxley Act of 2002 because the payments were compensation to Mr. Khesin, in the event it is determined any such payments were a violation of the Sarbanes Oxley Act, such violation could have a material adverse effect on our company, including, but not limited to criminal, civil or administrative sanctions, penalties, or investigations, in addition to potential securities litigation.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2015 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2016 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

DS Healthcare Group, Inc.

Attention: Corporate Secretary

1601 Green Road

Pompano Beach, Florida 33064

email: proxy@dshealthgroup.com

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2016 annual meeting must be received by us at our principal executive office no later than August 31, 2016 in order to be eligible for inclusion in our 2016 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the corporate secretary of DS Healthcare at our principal executive offices: DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida 33064 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2014 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2013 Form 10-K by writing to us at 1601 Green Road, Pompano Beach, FL 33064, Attention: Corporate Secretary, or from our website, www.dshealthgroup.com under the “Contact Us” tab.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, Florida 33064, Attention: Corporate Secretary, or by emailing a communication to proxy@dshealthgroup.com.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, DS Healthcare Group, Inc., 1601 Green Road, Pompano Beach, FL 33064. Please note that additional information can be obtained from our website at www.dshealthgroup.com under the “Contact Us” tab.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

By Order of the Board of Directors

/s/ Daniel Khesin
Daniel Khesin
Chairman of the Board of Directors

Pompano Beach, Florida

January 8, 2016

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

DS HEALTHCARE GROUP, INC.

1601 Green Road
Pompano Beach, Florida 33064

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Daniel Khesin his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of DS Healthcare Group, Inc. to be held at 1601 Green Road, Pompano Beach, Florida 33064, on Thursday, February 11, 2016, at 2:00 p.m. local time, and at any adjournments thereof, and to vote as designated.

This proxy, when properly executed, will be voted in the manner you direct. If no direction is made, your proxy will be voted FOR the proposals and nominees described in the enclosed proxy statement and in the discretion of the proxy holders on all other matters that may come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE.

(Continued and to be signed on Reverse Side)

VOTE ON INTERNET
Go to www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held at 1601 Green Road, Pompano Beach, Florida 33064, on Thursday, February 11, 2016, at 2:00 p.m. local time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card – Common Stock

ê DETACH PROXY CARD HERE TO VOTE BY MAIL ê

Proposal 1  Elect Directors to Class I

[ ] For All Nominees

[ ] Withhold Authority

[ ] For All Except

For All Nominees

(see instructions below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

Daniel Khesin

Michael Pope

Dianne Rosenfeld

Karl Sweis

Proposal 2  Ratification of the appointment of Marcum LLP for the fiscal year ending December 31, 2015

[ ] Vote For

[ ] Vote Against

[ ] Abstain

and to vote on such other business as may properly come before the meeting.

Date

Signature

Signature, if held jointly

_______________

________________________

________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.